Exhibit 4.8
THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $6,000,000
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to Bonanza Master Fund Ltd. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $6,000,000 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

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shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.
By:	/s/ Thomas M. Brandt, Jr.
	Name:	Thomas M. Brandt, Jr.
	Title:	Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $346,500
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to HHMI Investments, L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $346,500 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

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shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $214,500
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to SRB Greenway Capital L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $214,500 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

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shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $1,683,000
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to SRB Greenway Capital (QP) L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $1,683,000 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

7

shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $102,500
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to SRB Greenway Offshore Operating Fund, L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $102,500 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
     (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

3

of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

4

     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

7

shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $616,400
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to Walker Smith Capital (QP), L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $616,400 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

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shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $107,900
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to Walker Smith Capital, L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $107,900 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

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     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent

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of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

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     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

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          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers,

7

shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

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     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITY.
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 13, 2006, BY AND AMONG BONANZA MASTER FUND, LTD., FOR ITSELF AND AS AGENT FOR EACH PURCHASER, HHMI INVESTMENTS, L.P., SRB GREENWAY CAPITAL L.P., SRB GREENWAY CAPITAL (QP) L.P., SRB GREENWAY OFFSHORE OPERATING FUND, L.P., WALKER SMITH CAPITAL (QP), L.P., WALKER SMITH CAPITAL, L.P., AND WALKER SMITH INTERNATIONAL FUND, LTD. AND SILICON VALLEY BANK.
Original Issue Date: March 13, 2006
Initial Principal Amount: $929,200
SECURED NOTE
DUE MARCH 13, 2009
     THIS SECURED NOTE (the “Note”) is one of a series of duly authorized and issued Secured Notes due March 13, 2009 (together with any Additional Notes issued from time to time under the Purchase Agreement (as defined below)) (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement, of TeleCommunication Systems, Inc., a Maryland corporation, having a principal place of business at 275 West Street, Annapolis, Maryland 21401 (the “Company”),
     FOR VALUE RECEIVED, the Company promises to pay to Walker Smith International Fund, Ltd. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the initial principal sum of $929,200 by March 13, 2009 (the “Maturity Date”), and to pay interest to the Holder on the outstanding principal amount of this Note in accordance with the provisions hereof. From time to time, the Company may, pursuant to the terms of the Purchase Agreement and the terms hereof, issue one or more Additional Notes. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
     “Change of Control” means any of the following events:
          (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
          (ii) the sale or transfer of all or substantially all of the Company’s assets;
          (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock; or
          (iv) during any period of two years (whether commencing before or after the Closing Date), the failure of individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who are nominated or elected by a majority of directors then in office) to constitute a majority of the Board of Directors of the Company.
     “Indebtedness” shall have the meaning set forth in Section 4(a).
     “Intellectual Property Security Agreement” shall have the meaning set forth in Section 2(d).
     “Note Register” shall have the meaning set forth in Section 2(b).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Permitted Liens” has the meaning set forth in Section 4(b).
     “Purchase Agreement” means the Note Purchase Agreement, dated as of March 13, 2006 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Receivables Facility” means any factoring, loan or similar lending arrangement used solely for the purpose of financing the Company’s accounts receivable and which is secured only by a security interest in the accounts receivable so financed, and any proceeds thereof, and any extensions, renewals or replacements thereof.

     “SVB Facility” means the Second Amended and Restated Loan and Security Agreement, dated October 14, 2005, by and between the Company and SVB, and any extensions, renewals or replacements thereof.
     “SVB” means Silicon Valley Bank, its successors and assigns.
     Section 2. Interest.
     (a) Payment of Interest. The Company shall pay interest to the Holder on the outstanding principal amount of this Note at the rate of 14% per annum, payable quarterly on January 1, April 1, July 1 and September 1, beginning on the first such date after the Original Issue Date, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or, at the option of the Company, in an Additional Note, provided, that if interest is paid in the form of an Additional Note, then the interest for the period covered by such Additional Note shall be calculated at the rate of 16% per annum, and not 14%. The interest which accrues during any period shall be payable in Additional Notes only if the Company delivers written notice of such election to each of the Holders of the Notes then outstanding at least 15 Trading Days prior to the relevant Interest Payment Date. The Additional Notes shall bear interest thereon at a rate of 16% per annum. If any interest will be paid in Additional Notes, the Company shall issue and deliver on the applicable Interest Payment Date, to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Payment Date, a certificate, registered in the name of the Holder or its designee, representing an Additional Note to which the holder shall be entitled. The Company’s election with respect to the payment of interest on any Interest Payment Date must be the same with respect to all the Notes.
     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     (c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other interest due hereunder, an amount in cash equal to $107 for each outstanding $100 face value of this Note.
     (d) Security Interest. The Notes are ratably secured by the financing statements and the Intellectual Property Security Agreement dated as of March 13, 2006 (together with all amendments and supplements thereto, the “Intellectual Property Security Agreement”) among the Company and the Holders. Reference is hereby made to the Intellectual Property Security Agreement for a description of the collateral thereby pledged and assigned, the nature and extent of the security for the Notes, and the rights of the Holders in respect of such security and otherwise.
     Section 3. Registration of Transfers and Exchanges.
     (a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same; provided, however, the Company shall not be obligated to issue any Note in the principal amount of less than $1,000,000 or an integral multiple thereof. No service charge will be made for such registration of transfer or exchange.
     (b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     (c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
     Section 4. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then without the prior written consent of the Required Holders:
     (a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) other than Indebtedness (i) pursuant to the SVB Facility, (ii) pursuant to the Receivables Facility, (iii) pursuant to the capital leases described on Schedule 3.1(aa) to the Purchase Agreement and any extensions, renewals or replacements thereof, (iv) pursuant to conditional sale or other title retention agreements entered into by the Company or any Subsidiary in the ordinary course of business; and (v) secured by Permitted Liens (as defined below);
     (b) enter into, create, incur, assume or suffer to exist any Liens on any of its assets or the assets of its Subsidiaries other than (i) Liens securing the SVB Facility, (ii) Liens on accounts receivable securing any Receivables Facility, (iii) purchase money security interests incurred by the Company in the ordinary course of business provided such Liens are limited to the property acquired pursuant thereto, (iv) Liens securing capital leases incurred by the Company in the ordinary course of business provided that the Lien is limited to the property subject to such Lease, and (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar Liens imposed by law or agreement (collectively, “Permitted Liens”);

     (c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
     (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Class A Common Stock or Class B Common Stock or common stock equivalents other than as to repurchases of Class A Common Stock or Class B Common Stock or common stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note);
     (e) enter into any agreement to do any of the things prohibited by the foregoing; or
     (f) pay cash dividends or distributions on any equity securities of the Company.
     Section 5. Events of Default.
     (a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
          (i) any default in the payment of (A) the principal amount of any Note or (B) interest on any Note as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default is not cured within five Trading Days;
          (ii) the Company shall fail to observe or perform in any material respect any of the covenants set forth in Sections 4(a), (b), (d), and (f);
          (iii) the Company shall fail to observe or perform in any material respect any other covenant or agreement contained in this Note, or the other Transaction Documents (as defined in the Purchase Agreement) and such failure shall continue for more than 30 days after receipt of notice thereof;
          (iv) (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors;

          (v) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $2,500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
          (vi) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is rendered against the Company and which judgments are not, within 90 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,500,000 amount set forth above;
          (vii) any “Event of Default” under the Intellectual Property Security Agreement shall have occurred and be continuing;
          (viii) any Liens created by the Intellectual Property Security Agreement shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby in favor of the Purchasers, free and clear of all other Liens, or any of the security interests granted pursuant to the Intellectual Property Security Agreement shall be determined to be void, voidable, invalid or unperfected, are subordinated (other than pursuant to the terms of the Subordination Agreement) or are ineffective to provide the Purchasers with a perfected, first priority security interest in the collateral covered by the Intellectual Property Security Agreement, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Intellectual Property Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Company; or
          (ix) the consummation of a Change of Control.
     (b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, or automatically in the case of an Event of Default under Section 5(a)(iv), immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that is not cured pursuant to the terms hereof and results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 20% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for the outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section 6. Miscellaneous.
     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (410) 263-7617, Attn: Chief Financial Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.
     (c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and all of the Purchasers, except that in the event that any Purchaser no longer holds any portion of the Notes purchased pursuant to the Purchase Agreement, then the written instrument may be signed by the Company and the Required Holders; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of the Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     (f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

     (i) No Usury. To the extent that it may lawfully do so, the Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     (j) Pro Rata Prepayment. In the event that the Company prepays this Note pursuant to Section 2(c) the Company shall effect each such prepayment on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment relative to the aggregate outstanding principal amount of all Notes on such date.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer